UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 2004


                                     0-17793
                            (Commission File Number)


                         ______________________________


                   WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
             (Exact name of registrant as specified in its charter)


               Delaware                                   13-3481443
       (State of Incorporation)                         (IRS Employer
                                                     Identification Number)


                340 Pemberwick Road, Greenwich, Connecticut 06831
              (Address of registrant's principal executive office)


                                 (203) 869-0900
                         (Registrant's telephone number)


                         ______________________________

Item 4.01   Changes in Registrant's Certifying Accountant.

             On December 3, 2004, Rosenberg, Neuwirth & Kuchner, Certified Public Accounts, P.C. ("RNK") resigned as the principle independent accountant of Wilder Richman Historic Properties II, L.P. (the "Registrant"). As explained to the Registrant by RNK, the Registrant was the only client of RNK required to file reports as a public company under the Securities Exchange Act of 1934. RNK decided to resign due to the economic infeasibility of providing auditing services to a single public company client.

             During the years ended February 29 2004 and February 28, 2003, and the subsequent interim period through December 3, 2004, there were no disagreements with RNK on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RNK, would have caused them to make reference to the subject matter of the disagreement in their report. In addition, none of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim period preceding the resignation of RNK.

             The audit reports of RNK on the financial statements of Registrant for the two most recent fiscal years ended February 29, 2004 and February 28 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

             RNK has provided the Registrant with a letter, addressed to the Securities and Exchange Commission, stating that RNK agrees with the above statements. A copy of the letter provided by RNK, dated as of April 13, 2005, is filed as an exhibit to this current report on Form 8-K.

             Effective as of April 13, 2005, the Registrant engaged the firm of Reznick Group, P.C. ("Reznick") as its independent accountants. From April 1, 2001 to such date of engagement, neither the Registrant nor anyone on behalf of the Registrant consulted with Reznick regarding any matter requiring disclosure under Item 304(a)(2) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits

(c)          Exhibits

Exhibit No.  Description
----------   ------------


99.1 Letter dated as of April 13, 2005, from RNK to the Securities and Exchange Commission.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
                              By: Wilder Richman Historic Properties, Inc.,
                                  its General Partner


                              By: /s/ Neal Ludeke
                                 ---------------------------------------
                                 Name:  Neal Ludeke
                                 Title: Chief Financial Officer

Date:  April 22, 2005